SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 1998


                               NEUREX CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     0-19874
                            (Commission File Number)

                                   77-0128552
                                  (IRS Employer
                               Identification No.)

              3760 Haven Avenue, Menlo Park, California 94025-1012
                    (Address of principal executive offices)

                                 (650) 853-1500
              (Registrant's telephone number, including area code)





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Item 5.  Other Events.

         On July 21, 1998, the Registrant announced that a purported class action had been filed against the Registrant, its Board of Directors and certain officers alleging, among other things, that the consideration the Registrant's shareholders will receive upon the consummation of the pending merger between the Registrant and Elan Corporation announced April 29, 1998 is inadequate. The Registrant believes this suit to be without merit and plans to defend itself vigorously. The text of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1     Registrant's press release dated July 21, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 1998.                       NEUREX CORPORATION


                                             By  /s/ JOHN VARIAN
                                                 John Varian
                                                 Vice-President of Finance &
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit No.

99.1                       Registrant's press release dated July 21, 1998.